UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 3, 2014

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

Registrant’s telephone number, including area code

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 3, 2014, the Board of Directors of Success Holding Group International, Inc., a Nevada corporation (the "Company"), authorized the creation and organization of its wholly-owned subsidiary, Success Drink Group Inc., under the laws of the Republic of Seychelles ("Success Drink Group"). The Company also acquired 50,000,000 ordinary shares of Success Drink Group thus making Success Drink Group its wholly-owned subsidiary.

Success Drink Group was created to market the Company's new health drink product, 888 Success Drink, within China by utilizing five major consumer chain pathways with intentions to distribute to approximately 20,000 to 30,000 chain supermarkets during 2015.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.2	Articles of Incorporation of Success Drink Group Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: November 24, 2014	By:	/s/ Brian Kistler
Brian Kistler
President